UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 22, 2007
NACCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9172	34-1505819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive
Cleveland, Ohio		44124-4017

(Address of principal executive offices)		(Zip Code)
(440) 449-9600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 10.6
Exhibit 10.7

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 22, 2007, the Compensation Committees of the Board of Directors of NACCO Industries, Inc., which is referred to as NACCO, and its wholly owned subsidiaries, Hamilton Beach/Proctor-Silex, Inc., which is referred to as HB/PS, NACCO Materials Handling Group, Inc., which is referred to as NMHG, The Kitchen Collection, Inc., which is referred to as KCI, and The North American Coal Corporation, which is referred to as NA Coal, each adopted a 2007 Annual Incentive Compensation Plan, which are respectively referred to as the NACCO Annual Incentive Plan, the HB/PS Annual Incentive Plan, the NMHG Annual Incentive Plan, the KCI Annual Incentive Plan and the NA Coal Annual Incentive Plan and are collectively referred to as the Annual Incentive Plans, for the benefit of certain of their respective executive and management employees. Additionally, performance criteria were established for the Annual Incentive Plans and the NACCO Industries, Inc. Supplemental Annual Incentive Compensation Plan, which is referred to as the NACCO Supplemental Plan.
     The Annual Incentive Plans and the NACCO Supplemental Plan provide that each participant is eligible to earn a target incentive award during the award term of January 1, 2007 through December 31, 2007. Final awards for each individual under the Annual Incentive Plans and the NACCO Supplemental Plan are based on the participant’s target award measured against established performance criteria and performance by the participant against individual goals for the January 1, 2007 through December 31, 2007 performance period. The Compensation Committee of the Board of Directors of each of NACCO, HB/PS, NMHG, KCI and NA Coal, which are collectively referred to as the Compensation Committees, in its discretion, may also increase or decrease awards under its respective company’s Annual Incentive Plan and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards. Under the NACCO Supplemental Plan, however, there are no individual performance goals and the awards that are payable to the named executive officers under the NACCO Supplemental Plan may only be decreased. Awards under the Annual Incentive Plans and the NACCO Supplemental Plan generally range from 0% to 150% of the participant’s target award amount.
     For 2007, the performance criteria under the Annual Incentive Plans and the NACCO Supplemental Plan are as follows:

Name of Plan	Performance Criteria
NACCO Annual Incentive Plan	NACCO’s consolidated return on total capital employed, which is referred to as ROTCE, for participants who are not named executive officers, and the performance criteria other than ROTCE that the Compensation Committees establish under the annual incentive plans for NACCO’s subsidiaries

NACCO Supplemental Plan	NACCO’s consolidated ROTCE (for the participants who are named executive officers)

HB/PS Annual Incentive Plan	HB/PS’s ROTCE, net income and revenue

NMHG Annual Incentive Plan	NMHG’s ROTCE, net income and market share

KCI Annual Incentive Plan	KCI’s ROTCE, net income and sales development

NA Coal Annual Incentive Plan	NA Coal’s economic value income, net income and support costs

     Final incentive awards under the Annual Incentive Plans and the NACCO Supplemental Plan will be determined by the respective Compensation Committees following December 31, 2007. Final awards will be paid in cash to participants no later than March 15, 2008.
     Also on March 22, 2007, the NACCO Compensation Committee established performance criteria for the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan, which is referred to as the NACCO LTIP. The performance criteria under the NACCO LTIP for awards granted after the conclusion of the specified performance periods are as follows:
•	Base Period Awards: NACCO’s consolidated ROTCE for the January 1, 2007 through December 31, 2007 performance period; and

•	Consistent Performance Awards: NACCO’s consolidated ROTCE for the January 1, 2007 through December 31, 2011 performance period.
     Generally, base period award payments will not exceed 150% of the target base period award. The amount of a consistent performance award payout, if any, would be determined under a formula established at the beginning of the five-year performance period that multiplies the participant’s base period award by a consistent performance factor of up to 50%, based on the amount that NACCO’s average consolidated ROTCE performance over the five-year performance period exceeds the consolidated ROTCE target for the period. This amount would then be adjusted by a factor to adjust for inflation over the performance period.
     Final incentive awards under the NACCO LTIP will be determined by the NACCO Compensation Committee following the end of the applicable performance period. Final awards will be paid to participants no later than 2-1/2 months after the end of a performance period. Approximately 30% to 35% of the awards will be paid in cash, with the remaining 60% to 65% being paid in the form of shares of NACCO Class A Common Stock, which is subject to transfer restrictions generally for a period of ten years from the grant date.
     Also on March 22, 2007, the Compensation Committees established performance criteria for the Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan, which is referred to as the HB/PS LTIP, the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan, which is referred to as the NMHG LTIP, and The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan, which is referred to as the KCI LTIP, and which are collectively referred to as the Subsidiary LTIPs. For 2007, participants are eligible to earn a target long-term incentive award during the performance period of January 1, 2007 through December 31, 2007. Final awards for participants under the Subsidiary LTIPs are based on the participants’ target awards measured against the following performance criteria for the January 1, 2007 through December 31, 2007 performance period:
•	HB/PS LTIP: HB/PS’ ROTCE;

•	NMHG LTIP: NMHG’s ROTCE; and

•	KCI LTIP: KCI’s ROTCE.
     The Annual Incentive Plans described above and the amended form of award agreement for each of the NMHG LTIP and KCI LTIP are attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.7 and are hereby incorporated herein by reference. The foregoing summary of the Annual

Incentive Plans is qualified in its entirety by reference to the full text of such plans, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.5 and 10.7.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Exhibit Description

10.1	NACCO Industries, Inc. 2007 Annual Incentive Compensation Plan

10.2	The Hamilton Beach/Proctor-Silex, Inc. 2007 Annual Incentive Compensation Plan

10.3	The NACCO Materials Handling Group, Inc. 2007 Annual Incentive Compensation Plan

10.4	Form award certificate for the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.5	The Kitchen Collection, Inc. 2007 Annual Incentive Compensation Plan

10.6	Form award certificate for The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.7	The North American Coal Corporation 2007 Annual Incentive Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.

By:	/s/ Kenneth C. Schilling

Name: Kenneth C. Schilling
Title: Vice President and Controller
Date: March 23, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	NACCO Industries, Inc. 2007 Annual Incentive Compensation Plan

10.2	The Hamilton Beach/Proctor-Silex, Inc. 2007 Annual Incentive Compensation Plan

10.3	The NACCO Materials Handling Group, Inc. 2007 Annual Incentive Compensation Plan

10.4	Form award certificate for the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.5	The Kitchen Collection, Inc. 2007 Annual Incentive Compensation Plan

10.6	Form award certificate for The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.7	The North American Coal Corporation 2007 Annual Incentive Compensation Plan